Exhibit 10.105

AVISCAR INC.

- and -

BUDGETCAR INC.

- and -

ZIPCAR CANADA INC.

- and -

WTH CAR RENTAL ULC

as Rental ULC

- and -

WTH FUNDING LIMITED PARTNERSHIP

as Funding LP

- and -

BNY TRUST COMPANY OF CANADA

as Indenture Trustee

- and -

BAY STREET FUNDING TRUST

as a Series 2013-1 Note Purchaser

- and -

CANADIAN MASTER TRUST

as a Series 2013-1 Note Purchaser

-and-

PLAZA TRUST

as a Series 2013-1 Note Purchaser

- and -

AVIS BUDGET CAR RENTAL, LLC

as Parent

AVIS BUDGET SECURITIZATION

FIFTH GLOBAL AMENDMENT

February 27, 2014

FIFTH GLOBAL AMENDMENT

THIS FIFTH GLOBAL AMENDMENT is made as of February 27, 2014.

AMONG:

AVISCAR INC.

– and –

BUDGETCAR INC.

– and –

ZIPCAR CANADA INC. (“Zipcar”)

– and –

WTH FUNDING LIMITED PARTNERSHIP, a limited partnership formed under the laws of the Province of Ontario (“Funding LP”)

– and –

WTH CAR RENTAL ULC, an unlimited liability company formed under the laws of the Province of Alberta (“Rental ULC”)

– and –

BNY TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, in its capacity as Indenture Trustee under the Indenture (the “Indenture Trustee”)

– and –

MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, in its capacity as trustee of BAY STREET FUNDING TRUST, a trust established under the laws of the Province of Ontario, in its capacity as a Noteholder (“Bay Street”)

– and –

BNY TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, in its capacity as trustee of CANADIAN MASTER TRUST, a trust established under the laws of the Province of Ontario, in its capacity as a Noteholder ( “Master Trust”)

– and –

CIBC MELLON TRUST COMPANY, a trust company incorporated under the laws of Canada, in its capacity as trustee of PLAZA TRUST, a trust established under the laws of the Province of Ontario, in its capacity as a Noteholder
(“Plaza Trust” and, together with Bay Street and Master Trust, the “Series 2013-1 Noteholders” and each a “Series 2013-1 Noteholder”)

– and –

AVIS BUDGET CAR RENTAL, LLC (the “Parent”)

WHEREAS Rental ULC and the Indenture Trustee are parties to a Trust Indenture dated as of August 26, 2010 (as amended prior to the date hereof, the “Indenture”);

WHEREAS Funding LP and Rental ULC are parties to a Purchase Agreement dated as of August 26, 2010 (as amended prior to the date hereof, the “Funding/Rental Purchase Agreement”);

WHEREAS Rental ULC, Funding LP, as administrator, and the Indenture Trustee are parties to a Supplement to the Indenture in respect of Series 2011-1 dated as of March 17, 2011 (as amended prior to the date hereof, the “Series 2011-1 Indenture Supplement”);

WHEREAS Rental ULC, Funding LP, as administrator, and the Indenture Trustee are parties to a Supplement to the Indenture in respect of Series 2012-1 dated as of December 11, 2012 (as amended prior to the date hereof, the “Series 2012-1 Indenture Supplement”);

WHEREAS Rental ULC, Funding LP, as administrator, and the Indenture Trustee are parties to a Supplement to the Indenture in respect of Series 2013-1 dated as of December 6, 2013 (as amended prior to the date hereof, the “Series 2013-1 Indenture Supplement”);

WHEREAS Rental ULC, Funding LP and the Indenture Trustee are parties to a Master Motor Vehicle Lease Agreement dated as of August 26, 2010 (as amended prior to the date hereof, the “Master Lease Agreement”);

WHEREAS the Parent provided a guarantee to the Indenture Trustee as of March 17, 2011 in respect of the Series 2011-1 Indenture Supplement (as amended prior to the date hereof, the “Series 2011-1 Parent Guarantee”);

WHEREAS the Parent provided a guarantee to the Indenture Trustee as of December 11, 2012 in respect of the Series 2012-1 Indenture Supplement (as amended prior to the date hereof, the “Series 2012-1 Parent Guarantee”)

WHEREAS the Parent provided a guarantee to the Indenture Trustee as of December 6, 2013 in respect of the Series 2013-1 Indenture Supplement (the “Series 2013-1 Parent Guarantee”) and, together with the Series 2011-1 Parent Guarantee and the Series 2012-1 Parent Guarantee, the “Parent Guarantees”);

WHEREAS certain of the parties hereto made certain amendments to certain Transaction Documents pursuant to a Global Amendment made as of February 17, 2011;

WHEREAS certain of the parties hereto made certain additional amendments to certain Transaction Documents pursuant to a Second Global Amendment made as of August 22, 2011;

WHEREAS certain of the parties hereto made certain additional amendments to certain Transaction Documents pursuant to a Third Global Amendment made as of November 27, 2012;

WHEREAS certain of the parties hereto made certain additional amendments to certain Transaction Documents pursuant to a Fourth Global Amendment made as of August 21, 2013;

WHEREAS the parties hereto wish to make certain additional amendments to the Indenture, the Series 2011-1 Indenture Supplement, the Series 2012-1 Indenture Supplement, the Series 2013-1 Indenture Supplement, the Funding/Rental Purchase Agreement and the Master Lease Agreement in accordance with Sections 13.1(a)(i), 13.1(b) and 13.2 of the Indenture and Section 5.6(e) of the Series 2013-1 Indenture Supplement;

WHEREAS the applicable Rating Agencies have been provided with prior written notice of the amendments herein provided in accordance with Sections 13.1(a)(i), 13.1(b) and 13.2 of the Indenture and Section 5.6(e) of the Series 2013-1 Indenture Supplement; and

WHEREAS the Parent joins as a party hereto for the purpose of providing its consent, confirmation and acknowledgement under Section 2.5 of this Agreement.

NOW THEREFORE in consideration of the foregoing and of the mutual covenants and agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions

Terms used herein which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them in the Indenture unless otherwise defined herein. In this Amendment:

“Amendment” means this Fifth Global Amendment; and

“Supplements” means the Series 2011-1 Indenture Supplement, the Series 2012-1 Indenture Supplement and the Series 2013-1 Indenture Supplement.

1.2	Headings

The inclusion of headings in this Amendment is for convenience of reference only and shall not affect the construction or interpretation hereof.

1.3	References to Articles and Sections

Whenever in this Amendment a particular Article, section or other portion thereof is referred to, unless otherwise indicated, such reference pertains to the particular Article, section or portion thereof contained herein.

1.4	Governing Law

This Amendment is governed by and shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. Each party hereto irrevocably submits to the jurisdiction of the courts of competent jurisdiction in the Province of Ontario in respect of any action or proceeding relating in any way to this Amendment. The parties hereto shall not raise any objection to the venue of any proceedings in any such court, including the objection that the proceedings have been brought in an inconvenient forum.

ARTICLE 2

AMENDMENTS

2.1	Amendments to the Supplements

The Supplements are hereby amended as set forth in this Section 2.1:

(a)	The definition of “Non-Program Vehicle Loss Percentage” in Section 1.1 of the Series 2013-1 Indenture Supplement is hereby deleted in its entirety and replaced with the following:

“Non-Program Vehicle Loss Percentage” means a fraction, expressed as a percentage, calculated on each Settlement Date, equal to:

(a)	the amount, if any, by which (i) the aggregate Current Book Value (as determined at the time of disposition) of all Non-Program Vehicles that are not Excluded Vehicles disposed of during the three most recently completed Settlement Periods prior to such Settlement Date (or such greater number of Settlement Periods as may be necessary such that the aggregate Proceeds of Disposition of such Non-Program Vehicles disposed of during such time is not less than $6,000,000); exceeds (ii) the aggregate Proceeds of Disposition of such Non-Program Vehicles;

divided by

(b)	the amount determined in clause (a)(i) above.

(b)	Section 5.4(b) of the Series 2013-1 Indenture Supplement is hereby amended by: (i) removing the word “and” from the end of part (v) of such subsection; (ii) replacing the “.” at the end of part (vi) of such subsection with “; and”; and (iii) adding the following as a new part (vii) of such subsection: “(vii) a list of any Rental ULC Vehicles that have been designated by Rental ULC as Excluded Vehicles pursuant to the terms of Section 5.5(d) during the related Settlement Period.”.

(c)	The first four lines of Section 5.5(b) of the Series 2013-1 Indenture Supplement, ending with the end of part (i) of such Section, are hereby deleted in their entirety and replaced with the following:

“In buying Vehicles for Rental ULC, other than pursuant to the Funding/Rental Purchase Agreement and other than in respect of Excluded Vehicles, Rental ULC shall (i) buy only Vehicles produced by Manufacturers and only of the Model Year corresponding to the current Purchasing Year or the two Model Years prior to the current Purchasing Year or, in the case of box trucks, of the four Model Years prior to the current Purchasing Year;”

(d)	Section 5.5 of the Series 2013-1 Indenture Supplement is hereby amended by adding the following as new parts (c) and (d) of such Section, respectively:

(c)	At the time of acquisition of any Non-Program Vehicle by Rental ULC, Rental ULC may designate such Vehicle as an Excluded Vehicle by written notice to the Indenture Trustee and each Series 2013-1 Noteholder. Rental ULC shall ensure that (i) at no time will the aggregate Current Book Value of all Excluded Vehicles exceed 5% of the aggregate Current Book Value of all Rental ULC Vehicles at such time, (ii) each Excluded Vehicle is acquired by Rental ULC for fair market value consideration, and (iii) title to all Excluded Vehicles are, subject to Section 2.5 of the Funding/Rental Purchase Agreement, registered in the name of Rental ULC. For purposes of this Indenture Supplement (other than in this Section 5.5(c)) all references to “Current Book Value” herein shall be deemed to be $0 for Excluded Vehicles and, for any Vehicle Receivables arising from the sale of Excluded Vehicles by Rental ULC, the value thereof shall also be deemed to be $0.

(d)	Rental ULC may also designate other Rental ULC Vehicles as Excluded Vehicles from time to time if (i) no Series 2013-1 Early Amortization

Event shall have occurred and be continuing; and (ii) no such designation will, with the giving of notice or lapse of time or both, cause a Series 2013-1 Early Amortization Event to occur. Once a Vehicle has been designated as an Excluded Vehicle it shall continue to be an Excluded Vehicle and may not subsequently be re-designated otherwise.

(e)	Section 6.1(b) of the Series 2013-1 Indenture Supplement is hereby deleted in its entirety and replaced with the following:

(b)	the breach of any covenant contained in Sections 5.5(a) or 5.5(c), which breach continues for five Business Days after a Settlement Date;

(f)	Section 6.1(m) of the Series 2013-1 Indenture Supplement is hereby deleted in its entirety and replaced with the following:

(m)	if the average of the ratio of:

(i)	the Funding LP Business Revenues (as defined in the Master Lease Agreement) for a Settlement Period to

(ii)	the sum of (x) Rental Revenues for such Settlement Period and (y) Loss on Dispositions calculated in respect of Non-Program Vehicles (other than Excluded Vehicles) for such Settlement Period;

for (x) three (3) consecutive Settlement Periods is less than 1.35:1 or (y) for 12 consecutive Settlement Periods is less than 1.6:1.

(g)	The definition of “Non-Program Vehicle Loss Percentage” in Section 1.1 of the Series 2011-1 Indenture Supplement is hereby deleted in its entirety and replaced with the following:

“Non-Program Vehicle Loss Percentage” means a fraction, expressed as a percentage, calculated on each Settlement Date, equal to:

(a)	the amount, if any, by which (i) the aggregate Current Book Value (as determined at the time of disposition) of all Non-Program Vehicles that are not Excluded Vehicles disposed of during the three most recently completed Settlement Periods prior to such Settlement Date (or such greater number of Settlement Periods as may be necessary such that the aggregate Proceeds of Disposition of such Non-Program Vehicles disposed of during such time is not less than $6,000,000); exceeds (ii) the aggregate Proceeds of Disposition of such Non-Program Vehicles;

divided by

(b)	the amount determined in clause (a)(i) above.

(h)	Section 5.3(a) of the Series 2011-1 Indenture Supplement is hereby amended by: (i) removing the word “and” from the end of part (v) of such subsection; (ii) replacing the “.” at the end of part (vi) of such subsection with “; and”; and (iii) adding the following as a new part (vii) of such subsection: “(vii) a list of any Rental ULC Vehicles that have been designated by Rental ULC as Excluded Vehicles pursuant to the terms of Section 5.4(d) during the related Settlement Period.”.

(i)	The first four lines of Section 5.4(b) of the Series 2011-1 Indenture Supplement, ending with the end of part (i) of such Section, are hereby deleted in their entirety and replaced with the following:

“In buying Vehicles for Rental ULC, other than pursuant to the Funding/Rental Purchase Agreement and other than in respect of Excluded Vehicles, Rental ULC shall (i) buy only Vehicles produced by Manufacturers and only of the Model Year corresponding to the current Purchasing Year or the two Model Years prior to the current Purchasing Year or, in the case of box trucks, of the four Model Years prior to the current Purchasing Year;”

(j)	Section 5.4 of the Series 2011-1 Indenture Supplement is hereby amended by adding the following as new parts (c) and (d) of such Section, respectively:

(c)	At the time of acquisition of any Non-Program Vehicle by Rental ULC, Rental ULC may designate such Vehicle as an Excluded Vehicle by written notice to the Indenture Trustee. Rental ULC shall ensure that (i) at no time will the aggregate Current Book Value of all Excluded Vehicles exceed 5% of the aggregate Current Book Value of all Rental ULC Vehicles at such time, (ii) each Excluded Vehicle is acquired by Rental ULC for fair market value consideration, and (iii) title to all Excluded Vehicles are, subject to Section 2.5 of the Funding/Rental Purchase Agreement, registered in the name of Rental ULC. For purposes of this Indenture Supplement (other than in this Section 5.4(c)) all references to “Current Book Value” herein shall be deemed to be $0 for Excluded Vehicles and, for any Vehicle Receivables arising from the sale of Excluded Vehicles by Rental ULC, the value thereof shall also be deemed to be $0.

(d)	Rental ULC may also designate other Rental ULC Vehicles as Excluded Vehicles from time to time if (i) no Series 2011-1 Early Amortization Event shall have occurred and be continuing; and (ii) no such designation will, with the giving of notice or lapse of time or both, cause a Series 2011-1 Early Amortization Event to occur. Once a Vehicle has been designated as an Excluded Vehicle it shall continue to be an Excluded Vehicle and may not subsequently be re-designated otherwise.

(k)	Section 6.1(b) of the Series 2011-1 Indenture Supplement is hereby deleted in its entirety and replaced with the following:

(b)	the breach of any covenant contained in Sections 5.4(a) or 5.4(c), which breach continues for five Business Days after a Settlement Date;

(l)	Section 6.1(i) of the Series 2011-1 Indenture Supplement is hereby deleted in its entirety and replaced with the following:

(i)	if the average of the ratio of:

(i)	the Funding LP Business Revenues for a Settlement Period to

(ii)	the sum of (x) Rental Revenues for such Settlement Period and (y) Loss on Dispositions calculated in respect of Non-Program Vehicles (other than Excluded Vehicles) for such Settlement Period;

for (x) three (3) consecutive Settlement Periods is less than 1.35:1 or (y) for 12 consecutive Settlement Periods is less than 1.6:1.

(m)	The definition of “Non-Program Vehicle Loss Percentage” in Section 1.1 of the Series 2012-1 Indenture Supplement is hereby deleted in its entirety and replaced with the following:

“Non-Program Vehicle Loss Percentage” means a fraction, expressed as a percentage, calculated on each Settlement Date, equal to:

(a)	the amount, if any, by which (i) the aggregate Current Book Value (as determined at the time of disposition) of all Non-Program Vehicles that are not Excluded Vehicles disposed of during the three most recently completed Settlement Periods prior to such Settlement Date (or such greater number of Settlement Periods as may be necessary such that the aggregate Proceeds of Disposition of such Non-Program Vehicles disposed of during such time is not less than $6,000,000); exceeds (ii) the aggregate Proceeds of Disposition of such Non-Program Vehicles;

divided by

(b)	the amount determined in clause (a)(i) above.

(n)	Section 5.3(a) of the Series 2012-1 Indenture Supplement is hereby amended by: (i) removing the word “and” from the end of part (v) of such subsection; (ii) replacing the “.” at the end of part (vi) of such subsection with “; and”; and (iii) adding the following as a new part (vii) of such subsection: “(vii) a list of any Rental ULC Vehicles that have been designated by Rental ULC as Excluded Vehicles pursuant to the terms of Section 5.4(d) during the related Settlement Period.”.

(o)	The first four lines of Section 5.4(b) of the Series 2012-1 Indenture Supplement, ending with the end of part (i) of such Section, are hereby deleted in their entirety and replaced with the following:

“In buying Vehicles for Rental ULC, other than pursuant to the Funding/Rental Purchase Agreement and other than in respect of Excluded Vehicles, Rental ULC shall (i) buy only Vehicles produced by Manufacturers and only of the Model Year corresponding to the current Purchasing Year or the two Model Years prior to the current Purchasing Year or, in the case of box trucks, of the four Model Years prior to the current Purchasing Year;”

(p)	Section 5.4 of the Series 2012-1 Indenture Supplement is hereby amended by adding the following as new parts (c) and (d) of such Section, respectively:

(c)	At the time of acquisition of any Non-Program Vehicle by Rental ULC, Rental ULC may designate such Vehicle as an Excluded Vehicle by written notice to the Indenture Trustee. Rental ULC shall ensure that (i) at no time will the aggregate Current Book Value of all Excluded Vehicles exceed 5% of the aggregate Current Book Value of all Rental ULC Vehicles at such time, (ii) each Excluded Vehicle is acquired by Rental ULC for fair market value consideration, and (iii) title to all Excluded Vehicles are, subject to Section 2.5 of the Funding/Rental Purchase Agreement, registered in the name of Rental ULC. For purposes of this Indenture Supplement (other than in this Section 5.4(c)) all references to “Current Book Value” herein shall be deemed to be $0 for Excluded Vehicles and, for any Vehicle Receivables arising from the sale of Excluded Vehicles by Rental ULC, the value thereof shall also be deemed to be $0.

(d)	Rental ULC may also designate other Rental ULC Vehicles as Excluded Vehicles from time to time if (i) no Series 2012-1 Early Amortization Event shall have occurred and be continuing; and (ii) no such designation will, with the giving of notice or lapse of time or both, cause a Series 2012-1 Early Amortization Event to occur. Once a Vehicle has been designated as an Excluded Vehicle it shall continue to be an Excluded Vehicle and may not subsequently be re-designated otherwise.

(q)	Section 6.1(b) of the Series 2012-1 Indenture Supplement is hereby deleted in its entirety and replaced with the following:

(b)	the breach of any covenant contained in Sections 5.4(a) or 5.4(c), which breach continues for five Business Days after a Settlement Date;

(r)	Section 6.1(i) of the Series 2012-1 Indenture Supplement is hereby deleted in its entirety and replaced with the following:

(i)	if the average of the ratio of:

(i)	the Funding LP Business Revenues for a Settlement Period to

(ii)	the sum of (x) Rental Revenues for such Settlement Period and (y) Loss on Dispositions calculated in respect of Non-Program Vehicles (other than Excluded Vehicles) for such Settlement Period;

for (x) three (3) consecutive Settlement Periods is less than 1.35:1 or (y) for 12 consecutive Settlement Periods is less than 1.6:1.

2.2	Amendments to the Indenture

The Indenture is hereby amended as set forth in this Section 2.2:

(a)	The definition of “Aggregate Vehicle Collateral Amount” in Section 1.1 of the Indenture is hereby deleted in its entirety and replaced with the following:

“Aggregate Vehicle Collateral Amount” means, at any time, the sum of (a) the Current Book Value of all Rental ULC Vehicles at such time (other than Excluded Vehicles and Rental ULC Vehicles in respect of which a Casualty has occurred); plus (b) the amount on deposit in the Master Vehicle Account at such time; plus (c) the aggregate of all Vehicle Receivables other than Vehicle Receivables which (x) are unpaid more than 90 days past the applicable disposition date, (y) are due from a Manufacturer, an Approved Dealer, auction house or other Person with respect to which a Manufacturer Event of Bankruptcy has occurred or (z) arise from the sale of Excluded Vehicles by Rental ULC.

(b)	The definition of “Program Vehicle” in Section 1.1 of the Indenture is hereby deleted in its entirety and replaced with the following:

“Program Vehicle” means a Rental ULC Vehicle, other than an Excluded Vehicle or a Used Vehicle, eligible for repurchase under a Repurchase Agreement and for which the related Manufacturer is not a Non-Performing Manufacturer.

(c)	The definition of “Used Vehicle” in Section 1.1 of the Indenture is hereby deleted in its entirety and replaced with the following:

“Used Vehicle” means a Rental ULC Vehicle which was a used Vehicle on the date it was purchased by Rental ULC and which has been designated a Model Year by the manufacturer which is no more than two Model Years prior to the Purchasing Year in which such Vehicle was purchased by Rental ULC or, in the case of box trucks purchased by Rental ULC, is no more than four Model Years prior to the Purchasing Year in which such Vehicle was purchased by Rental ULC; provided that if a Vehicle is purchased by Rental ULC directly or indirectly from an Avis or Budget System Member pursuant to a Licensee Vehicle Assignment Agreement, then such Vehicle shall not be considered to be a Used Vehicle if such Vehicle was a new Vehicle when initially purchased by such Avis or Budget System Member and so long as such Vehicle is of a Model Year no more than two Model Years prior to the then current Purchasing Year or, in the case of box trucks, is of a Model Year no more than four Model Years prior to the then current Purchasing Year.

(d)	Section 1.1 of the Indenture is hereby amended by adding the following defined terms in the applicable alphabetical order:

“box truck” means any truck that has a box attached to its chassis where the box is equal to or greater than ten (10) feet long;

“Excluded Vehicle” means a Rental ULC Vehicle which, at the time such Vehicle is acquired by Rental ULC, has been designated in writing to the Indenture Trustee and any other Person as required by an Indenture Supplement as being an “Excluded Vehicle” or is otherwise designated as an Excluded Vehicle by Rental ULC in accordance with the terms of the Indenture Supplements.

2.3	Amendments to the Funding/Rental Purchase Agreement

The Funding/Rental Purchase Agreement is hereby amended as set forth in this Section 2.3:

(a)	Section 1.1 of the Funding/Rental Purchase Agreement is hereby amended by adding the following in the applicable alphabetical order:

“Avis or Budget System Member” means a licensee of Avis, Budget or Zipcar or one of the Affiliates of Avis, Budget or Zipcar authorized to operate its own rental vehicle business in Canada under the “Avis”, “Budget” or “Zipcar” name;

“Licensee Vehicle Assignment Agreement” means, where the vendor is Avis, Budget or Zipcar, an agreement to be entered into between Rental ULC and Avis, Budget or Zipcar, as applicable, (or between Rental ULC and Funding LP if Funding LP has first entered into an agreement with Avis, Budget or Zipcar as vendor and Funding LP as purchaser) and where the original vendor is an Avis or Budget System Member, an agreement to be entered into between Rental ULC and such Avis or Budget System Member (or between Rental ULC and Funding LP if Funding LP has first entered into an agreement either directly or through Avis, Budget or Zipcar with such Avis or Budget System Member as the original vendor and Funding LP as the ultimate purchaser);

(b)	Section 2.5 of the Funding/Rental Purchase Agreement is hereby amended by adding the following as a new paragraph (g) in such Section:

(g) To the extent that after the date hereof Funding LP sells additional vehicles to Rental ULC pursuant to the terms of a Licensee Vehicle Assignment Agreement, the parties agree that the Avis or Budget System Member who sells such vehicles to Funding LP (or to Avis, Budget or Zipcar who subsequently sells the vehicles to Funding LP or Rental ULC) may, on terms set out in the applicable Licensee Vehicle Assignment Agreement to which Rental ULC is a party and otherwise satisfactory to Rental ULC, continue to hold registered ownership of such vehicles as nominee, custodian and bare trustee for Rental ULC until transfer of titles to such vehicles to Rental ULC is completed in accordance with the terms of the related Licensee Vehicle Assignment Agreement. Funding LP hereby indemnifies Rental ULC for, from and against any loss, liability, claim or expense arising from or relating to any vehicles not being registered in the name of Rental ULC on the date of the relevant Licensee Vehicle Assignment Agreement. The covenants contained in this Section 2.5(g) are continuous notwithstanding anything contrary contained in Section 5.1 of this Agreement or otherwise.

2.4	Amendments to Master Lease Agreement

The Master Lease Agreement is hereby amended as set forth in this Section 2.4:

(a)	Section 2.4 of the Master Lease Agreement is hereby removed and replaced with the following:

2.4 Nature of Lease

Rental ULC and Funding LP hereby acknowledge and agree that: (i) this Agreement is intended as an agreement to lease only, (ii) title to the Leased Vehicles will at all times remain in the name of Rental ULC or, to the extent permitted by Section 2.5 of the Funding/Rental Purchase Agreement, Funding LP or any such other Person as nominee, custodian and bare trustee for the benefit of Rental ULC, and (iii) Funding LP or any such other Person, if acting in such capacity as nominee, custodian and bare trustee, will have no rights or interest in the related Leased Vehicles whatsoever other than, in the case of Funding LP, the rights of possession and use as provided herein.

(b)	The definition of “Maximum Term” in Section 1.1 of the Master Lease Agreement is hereby deleted in its entirety and replaced with the following:

“Maximum Term” means in respect of a Leased Vehicle, (i) that is neither a box truck nor an Excluded Vehicle, a term of 36 months from the Leased Vehicle Lease Commencement Date in respect of such Leased Vehicle, (ii) that is a box truck (including an Excluded Vehicle that is a box truck), a term of 84 months from the Leased Vehicle Lease Commencement Date in respect of such Leased Vehicle; and (iii) that is an Excluded Vehicle that is not a box truck, a term of 60 months from the Leased Vehicle Lease Commencement Date in respect of such Leased Vehicle.

2.5	Consent by Parent

The Parent hereby consents to each of the amendments provided for in this Amendment and the Parent confirms and acknowledges that its obligations under the Parent Guarantees remain in full force and effect, notwithstanding such amendments.

ARTICLE 3

GENERAL

3.1	Effective Date

The amendments set forth in this Amendment shall be effective as of the date hereof.

3.2	Further Assurances

Each of the parties hereto shall promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as any other party hereto may reasonably require from time to time for the purpose of giving effect to this Amendment and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Amendment.

3.3	Enurement

This Amendment shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

3.4	Counterparts

This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[signature pages follow]

IN WITNESS WHEREOF the undersigned have executed this Amendment.

AVISCAR INC.

By:	/s/ David Calabria
Name:	David Calabria
Title:	Assistant Treasurer

BUDGETCAR INC.

By:	/s/ David B. Wyshner
Name:	David B. Wyshner
Title:	Executive Vice President, Chief Financial Officer & Treasurer

ZIPCAR CANADA INC.

By:	/s/ David Calabria
Name:	David Calabria
Title:	Vice President and Assistant Treasurer

Signature Page to Fifth Global Amendment Agreement

WTH CAR RENTAL ULC

By:	/s/ David Calabria
Name:	David Calabria
Title:	Assistant Treasurer

WTH FUNDING LIMITED PARTNERSHIP, in its own capacity and in its capacity as Administrator, by its General Partner, AVISCAR INC.

By:	/s/ David Calabria
Name:	David Calabria
Title:	Assistant Treasurer

AVIS BUDGET CAR RENTAL, LLC

By:	/s/ David Calabria
Name:	David Calabria
Title:	Assistant Treasurer

Signature Page to Fifth Global Amendment Agreement

BNY TRUST COMPANY OF CANADA, as trustee of CANADIAN MASTER TRUST, by its Securitization Agent, BMO NESBITT BURNS INC.

By:	/s/ Terry J. Ritchie
Name:	Terry J. Ritchie
Title:	Managing Director

By:	/s/ Kevin Brown
Name:	Kevin Brown
Title:	Director

MONTREAL TRUST COMPANY OF CANADA, as trustee of BAY STREET FUNDING TRUST, by its Securitization Agent, SCOTIA CAPITAL INC.

By:	/s/ Douglas Noe
Name:	Douglas Noe
Title:	Managing Director

By:
Name:
Title:

CIBC MELLON TRUST COMPANY, in its capacity as trustee of PLAZA TRUST, by its Financial Services Agent, ROYAL BANK OF CANADA

By:	/s/ Nur Khan
Name:	Nur Khan
Title:	Authorized Signatory

By:	/s/ Susan Calder
Name:	Susan Calder
Title:	Authorized Signatory

Signature Page to Fifth Global Amendment Agreement

BNY TRUST COMPANY OF CANADA, as Indenture Trustee and not in its individual capacity

By:	/s/ J. Steven Broude
Name:	J. Steven Broude
Title:	Authorized Signatory

Signature Page to Fifth Global Amendment Agreement